UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 20, 2005
                               (January 19, 2005)
                      ------------------------------------

                                ACTIVISION, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-12699                   95-4803544
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


        3100 Ocean Park Blvd., Santa Monica, CA                    90405
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
               Registrant's telephone number, including area code
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On January 20, 2005, Activision, Inc. (the "Company") issued a press release announcing its acquisition of Vicarious Visions, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press Release of the Company, dated January 20, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ACTIVISION, INC.

                                By:/s/ Ronald Doornink
                                    ---------------------
                                    Name:   Ronald Doornink
                                    Title:  President

Date: January 20, 2005

                                 EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
99.1                 Press Release of Activision, Inc., dated January 20, 2005.